UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest event reported): April 14, 2005

OAK HILL FINANCIAL, INC.
(Exact name of Registrant as specified in its charter)

Ohio (State or jurisdiction of incorporation)	0-26876 (Commission or file number)	31-1010517 (IRS Employer identification number)

14621 S. R. 93
Jackson, OH 45640
(Address of principal executive offices)

(740) 286-3283
(Registrant’s phone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

             Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13(e)-4(c))

        The information in this report, including the exhibit attached hereto, is furnished solely pursuant to Item 2.02 of this Form 8-K. Consequently, it is not deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section. Further, the information in this report, including the exhibit, shall not be deemed to be incorporated by reference into the filings of the registrant under the Securities Act of 1933.

Item 2.02: Results of Operations and Financial Condition

On April 14, 2005, Oak Hill Financial, Inc. issued a press release announcing its results of operations and financial condition for the three months (“first quarter”) ended March 31, 2005. A copy of the press release is attached as Exhibit 99.

Item 9.01: Financial Statements and Exhibits

(c)	Exhibits.

Exhibit No.	Description

99	Press release of Oak Hill Financial, Inc., dated April 14, 2005, announcing the Company's earnings for the first quarter ended March 31, 2005.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 18, 2005	Oak Hill Financial, Inc. /s/ Ron J. Copher Ron J. Copher Chief Financial Officer, Treasurer & Secretary

EXHIBIT INDEX

Exhibit Number 99	Description Press release of Oak Hill Financial, Inc., dated April 14, 2005, announcing the Company's earnings for the first quarter ended March 31, 2005.